ACKNOWLEDGMENT, RATIFICATION AND SUBORDINATION AGREEMENT

     THIS ACKNOWLEDGMENT, RATIFICATION AND SUBORDINATION AGREEMENT (this "Agreement") dated as of May 29, 2008, by and among Gran Reserve Corporation, a Florida corporation and a wholly owned indirect subsidiary of Synergy (as defined below) ("Gran Reserve"), GRC Group Inc., a Florida corporation ("GRC"), Synergy Brands Inc., a Delaware corporation (referred to herein as either "Synergy" or the "Junior Secured Party"), and Lloyd I. Miller, III ("Miller") and Milfam I L.P., a Georgia limited partnership ("Milfam" and collectively referred to herein with Miller as the "Senior Secured Parties"). The Senior Secured Parties and Synergy are collectively referred to herein as the "Secured Parties". Capitalized terms not otherwise defined herein shall have the meaning as set forth in the Security Agreement (as defined below).

                                 R E C I T A L S

     A. WHEREAS, Synergy, PHS Group Inc., a Pennsylvania corporation and a wholly owned indirect subsidiary of Synergy ("PHS"), and the Senior Secured Parties are parties to that certain Securities Purchase Agreement dated as of January 19, 2007, as amended by that certain First Amendment to Securities Purchase Agreement, dated as of April 5, 2007 (as so amended and as further amended, supplemented or otherwise modified from time to time, the "Purchase Agreement"), pursuant to which (x) PHS issued and sold to the Senior Secured Parties an initial aggregate principal amount of $8,000,000 of its secured promissory notes (the "Secured Notes") and (y) Synergy issued and sold to the Senior Secured Parties an aggregate of 1,075,000 shares of common stock, par value $0.01 per share, of Synergy.

     B. WHEREAS, as a condition to the Senior Secured Parties' obligations to enter into the Purchase Agreement and to extend credit to PHS thereunder, PHS, Synergy and certain subsidiaries of Synergy, including Gran Reserve, executed and delivered that certain Security, Pledge and Guaranty Agreement, dated as of January 19, 2007, as amended by that certain First Amendment to Security, Pledge and Guaranty Agreement, dated as of April 5, 2007 (as so amended and as further amended, supplemented or otherwise modified from time to time, the "Security Agreement"), as security for the payment and performance of all obligations of PHS and Synergy to the Senior Secured Parties and to guarantee all of the obligations of PHS and Synergy under the Purchase Agreement.

     C. WHEREAS, Synergy intends to enter into a Stock Purchase Agreement (the "Stock Purchase Agreement"), in substantially the form attached hereto as Exhibit A, with GRC, and Gran Reserve, pursuant to which, among other things, Synergy would sell, transfer and assign to GRC all of the Company Stock (as defined in the recitals of the Stock Purchase Agreement) for the Purchase Price (as defined in Section 2 of the Stock Purchase Agreement) (the "Sale Transaction");

     D. WHEREAS, in connection with the Sale Transaction, GRC has issued a secured promissory note (the "Gran Reserve Note") to Synergy whereby Gran Reserve has granted a security interest to Synergy in all of the assets owned by Gran Reserve as collateral for the indebtedness owed by GRC to Synergy under the Gran Reserve Note;

     E. WHEREAS, pursuant to that certain Waiver and Consent Agreement, dated as of the date hereof (the "Waiver Agreement"), the Senior Secured Parties have consented to the Sale Transaction; and

     F. WHEREAS, in connection with the Senior Secured Parties consenting to the Sale Transaction pursuant to the Waiver Agreement, GRC and Gran Reserve have agreed to enter into this Agreement which shall, among other things, (i) contain the acknowledgment and ratification by GRC and Gran Reserve of the continuation after the consummation of the Sale Transaction of the security interest pursuant to the Security Agreement of the Senior Secured Parties in all of the assets and property now owned or hereafter acquired by Gran Reserve and (ii) provide for the lien priority between the Senior Secured Parties and the Junior Secured Party.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Acknowledgment   and  Agreements   Regarding   Security  Interest  and
Priorities.

     (a) Acknowledgment and Ratification of Security Interest: GRC and Gran Reserve hereby represent, warrant, acknowledge, ratify and agree that (i) the security interest granted by Gran Reserve to the Senior Secured Parties pursuant to the Security Agreement, continues to secure the payment and performance of the obligations owed to the Senior Secured Parties under the Purchase Agreement and (ii) the first priority continuing security interest granted to the Senior Secured Parties in, lien on and right of set-off against, all of the assets and property now owned and hereafter acquired by Gran Reserve pursuant to the Security Agreement shall continue and remain in full force and effect following the consummation of the Sale Transaction, including, without limitation, the following agreements and obligations of Gran Reserve pursuant to the Security
Agreement:

     (i) Name Change or Change of Jurisdiction: Gran Reserve shall not change its jurisdiction of organization without first giving 30 days' prior written notice of its intent to do so to the Secured Parties. Gran Reserve shall not change its legal name or transact business under any other trade name without first giving 30 days' prior written notice of its intent to do so to the Secured Parties. With respect to such new name or jurisdiction of organization, Gran Reserve shall have taken all action reasonably requested by the Secured Parties, to maintain the security interest granted by Gran Reserve to the Secured Parties at all times fully perfected and in full force and effect.

     (ii) Authorization: To the extent required, Gran Reserve hereby authorizes the Secured Parties to file a UCC financing statement naming Gran Reserve, as debtor, and Secured Parties, as secured party, and covering all the Collateral (as defined in the Security Agreement) in the jurisdictions and filing locations deemed appropriate by Secured Parties to the extent necessary to perfect Secured Parties' security interest in the Collateral.

     (b) Maintenance of Existence: GRC and Gran Reserve will preserve and maintain its existence.

     (c) Mergers, Consolidations and Asset Sales: Neither GRC nor Gran Reserve will be a party to any merger or consolidation, or sell, transfer, lease or otherwise dispose of all or any substantial part of its assets without the prior written consent of the Secured Parties.

     (d) Change in the Nature of Business: Gran Reserve will not engage in any business or activity other than the general nature of the business engaged in by it as of the closing date of the Sale Transaction and Gran Reserve shall not discontinue its engagement in any business or activity engaged in by it as of the closing date of the Sale Transaction without the prior written consent of the Secured Parties.

     2. Subordination: Any lien on the assets of Gran Reserve held by Junior Secured Party which secures the obligations owed by GRC under the Gran Reserve Note shall be fully subordinate to any lien granted by Gran Reserve pursuant to the Security Agreement in favor of the Senior Secured Parties which secures the Obligations (as defined in the Security Agreement).

     (a) Priority of Payments: All cash or other proceeds from any sale, exchange, destruction, condemnation, foreclosure, or other disposition of any Collateral (as such term is defined in the Security Agreement) shall, for so long as the Security Agreement shall not have terminated in accordance with
Section 4 hereof, be applied first to satisfy the Obligations owed to the Senior Secured Parties in full and second, to satisfy the obligations owed to Junior Secured Party by GRC under the Gran Reserve Note.

     (b) Exercise of Remedies: The Junior Secured Party may not exercise or seek to exercise any rights or remedies (including, without limitation, any set-off, commencement, prosecution, foreclosure or cause of action) with respect to the assets of Gran Reserve or any collateral granted by Gran Reserve to the Secured Parties until the earlier of (i) the payment in full in cash to Senior Secured Parties with respect to the Obligations and (ii) the termination of the Security Agreement in accordance with Section 4 hereof.

     (c) Turnover of Proceeds: If any payment or distribution of any character in respect of the Collateral, whether in cash, securities or other property shall be received by Junior Secured Party in contravention of any of the terms hereof or otherwise before the earlier of (i) the payment in full in cash to Senior Secured Parties with respect to the Obligations and (ii) the termination of the Security Agreement in accordance with Section 4 hereof, such payment or distribution shall be received in trust for the benefit of, and shall be immediately paid over or delivered and transferred to Senior Secured Parties for application to the payment of all Obligations remaining unpaid, to the extent necessary to pay all such Obligations owed to Senior Secured Parties in full.

     3. Representations and Warranties. Each of the parties hereto each hereby represent and warrant to the Purchasers (as of the date hereof) that it has full power and authority to enter into this Agreement, and the agreements contemplated hereby have been duly authorized, are valid and enforceable against it, are not in contravention of any law, order or agreement by which it is bound and do not require any consent, notice or filing of any kind.

     4. Termination. This Agreement shall terminate upon the receipt by the Secured Parties of a notice in writing by Synergy that the Gran Reserve Note has been paid in full in cash. Upon receipt of such notice by the Secured Parties the security interests granted by Gran Reserve to the Secured Parties shall automatically terminate and the Security Agreement, solely with respect to the security interest granted by Gran Reserve with respect to the Collateral thereto, shall be of no further force nor effect.

     5. Miscellaneous.

     (a) No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by GRC, Gran Reserve and the Secured Parties, respectively.

     (b) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to any conflicts of law).

     (c) This Agreement may be executed in counterparts, which together shall constitute one Agreement.

     (d) By their signatures below, the parties acknowledge that they have had sufficient opportunity to read and consider, and that they have carefully read and considered, each provision of this Agreement and that they are voluntarily signing this Agreement.

                          [SIGNATURES BEGIN NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment, Ratification and Subordination Agreement to be duly executed as of the date first written above.

                                           GRAN RESERVE CORPORATION



                                            By:
                                               -----------------------------
                                            Name:
                                               -----------------------------
                                            Title:
                                               -----------------------------

                                            GRC GROUP INC.



                                            By:
                                               -----------------------------
                                            Name:
                                               -----------------------------
                                            Title:
                                               -----------------------------


SECURED PARTIES:

MILFAM I L.P.

By:  Milfam LLC
Its:   General Partner


By:
---------------------------
Name:  Lloyd I. Miller, III
Title:  Manager


LLOYD I. MILLER, III



By:
--------------------------
Name: Lloyd I. Miller, III


SYNERGY BRANDS INC.



By:
-------------------------
Name:
Title:

                                    EXHIBIT A


                            Stock Purchase Agreement